                                                        Exhibit 99.5
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

-------------------------------------
CASE  NAME:  KITTY HAWK CARGO, INC.                     ACCRUAL BASIS
-------------------------------------

-------------------------------------
CASE  NUMBER:  400-42145-BJH-11                         02/13/95, RWD, 2/96
-------------------------------------

-------------------------------------
JUDGE:  BARBARA J. HOUSER
-------------------------------------


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: MARCH 31, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746,OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ Drew Keith                         CHIEF FINANCIAL OFFICER
-------------------------------------  -----------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE                      TITLE
PARTY

DREW KEITH                                           4/20/01
-------------------------------------  -----------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                      DATE

PREPARER:

/s/ Kevin K. Craig                     CONTROLLER, KITTY HAWK INC.
-------------------------------------  -----------------------------------------
ORIGINAL SIGNATURE OF PREPARER                         TITLE

KEVIN K. CRAIG                                       4/20/01
-------------------------------------  -----------------------------------------
PRINTED NAME OF PREPARER                               DATE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

----------------------------------
CASE NAME: KITTY HAWK CARGO, INC                          ACCRUAL BASIS-1
----------------------------------

----------------------------------
CASE  NUMBER: 400-42145-BJH-11                          02/13/95, RWD, 2/96
----------------------------------


----------------------------------
COMPARATIVE  BALANCE  SHEET
-----------------------------------------------------------------------------------------------------------------------------------
                                                                SCHEDULE       MONTH             MONTH              MONTH
                                                                           ---------------------------------------------------
ASSETS                                                           AMOUNT     JANUARY, 2001    FEBRUARY, 2001      MARCH, 2001
-----------------------------------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED  CASH                                                       $     9,035       $    10,705        $     3,462
-----------------------------------------------------------------------------------------------------------------------------------
2.  RESTRICTED  CASH                                                         $         0        $        0        $         0
-----------------------------------------------------------------------------------------------------------------------------------
3.  TOTAL  CASH                                              $          0    $     9,035       $    10,705        $     3,462
-----------------------------------------------------------------------------------------------------------------------------------
4.  ACCOUNTS  RECEIVABLE  (NET)                              $ 41,314,895    $30,272,852       $27,610,523        $27,687,192
-----------------------------------------------------------------------------------------------------------------------------------
5.  INVENTORY                                                                $         0       $         0        $         0
-----------------------------------------------------------------------------------------------------------------------------------
6.  NOTES  RECEIVABLE                                                        $         0       $         0        $         0
-----------------------------------------------------------------------------------------------------------------------------------
7.  PREPAID  EXPENSES                                        $     35,445    $         0       $         0        $         0
-----------------------------------------------------------------------------------------------------------------------------------
8.  OTHER  (ATTACH  LIST)                                    $102,257,281    $33,328,712       $33,271,998        $30,350,215
-----------------------------------------------------------------------------------------------------------------------------------
9.  TOTAL  CURRENT  ASSETS                                   $143,607,621    $63,610,599       $60,893,226        $58,040,869
-----------------------------------------------------------------------------------------------------------------------------------
10. PROPERTY,  PLANT  &  EQUIPMENT                           $  2,455,211    $ 4,677,221       $ 4,698,156        $ 4,698,156
-----------------------------------------------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED DEPRECIATION / DEPLETION                               $ 2,498,915       $ 2,550,053        $ 2,601,190
-----------------------------------------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT & EQUIPMENT                          $  2,455,211    $ 2,178,306       $ 2,148,103        $ 2,096,966
-----------------------------------------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                                                        $         0       $         0        $         0
-----------------------------------------------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF AMORTIZATION
    (ATTACH LIST)                                                            $         0       $         0        $         0
-----------------------------------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                                                      $         0       $         0        $         0
-----------------------------------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                                             $146,062,832    $65,788,905       $63,041,329        $60,137,835
-----------------------------------------------------------------------------------------------------------------------------------
POSTPETITION  LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
17. ACCOUNTS  PAYABLE                                                        $   715,609       $ 1,074,945        $   979,761
-----------------------------------------------------------------------------------------------------------------------------------
18. TAXES  PAYABLE                                                           $   838,121       $   791,336        $   816,669
-----------------------------------------------------------------------------------------------------------------------------------
19. NOTES  PAYABLE                                                           $         0       $         0        $         0
-----------------------------------------------------------------------------------------------------------------------------------
20. PROFESSIONAL  FEES                                                       $         0       $         0        $         0
-----------------------------------------------------------------------------------------------------------------------------------
21. SECURED  DEBT                                                            $         0       $         0        $         0
-----------------------------------------------------------------------------------------------------------------------------------
22. OTHER  (ATTACH  LIST)                                                    $(2,226,007)      $(3,322,930)       $(4,443,716)
-----------------------------------------------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION LIABILITIES AMORTIZATION                              $  (672,277)      $(1,456,649)       $(2,647,286)
-----------------------------------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
24. SECURED  DEBT                                                            $         0       $         0        $         0
-----------------------------------------------------------------------------------------------------------------------------------
25. PRIORITY  DEBT                                           $    496,687    $         0       $         0        $         0
-----------------------------------------------------------------------------------------------------------------------------------
26. UNSECURED  DEBT                                          $ 78,864,376    $ 5,091,940       $ 5,091,940        $ 5,091,940
-----------------------------------------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)                                                      $ 5,272,081       $ 5,270,345        $ 5,270,345
-----------------------------------------------------------------------------------------------------------------------------------
28. TOTAL  PREPETITION  LIABILITIES                          $ 79,361,063    $10,364,021       $10,362,285        $10,362,285
-----------------------------------------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                                        $ 79,361,063    $ 9,691,744       $ 8,905,636        $ 7,714,999
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
30. PREPETITION  OWNERS'  EQUITY                                             $61,869,075       $61,869,075        $61,741,245
-----------------------------------------------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE PROFIT OR (LOSS)                                 $(5,771,914)      $(7,733,382)       $(9,318,409)
-----------------------------------------------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)                                                     $         0       $         0        $         0
-----------------------------------------------------------------------------------------------------------------------------------
33. TOTAL EQUITY                                             $          0    $56,097,161       $54,135,693        $52,422,836
-----------------------------------------------------------------------------------------------------------------------------------
34. TOTAL LIABILITIES & OWNERS' EQUITY                       $ 79,361,063    $65,788,905       $63,041,329        $60,137,835
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             $         0       $         0        $         0
-----------------------------------------------------------------------------------------------------------------------------------

================================================================================
                                                   Monthly Operating Report

------------------------------------
CASE  NAME: KITTY HAWK CARGO, INC                      ACCRUAL BASIS-2
------------------------------------

------------------------------------
CASE  NUMBER: 400-42145-BJH-11                        02/13/95, RWD, 2/96
------------------------------------

------------------------------------
INCOME STATEMENT
----------------------------------------------------------------------------------------------------------------------------------
                                                    MONTH                 MONTH                    MONTH                QUARTER
                                                -----------------------------------------------------------
REVENUES                                        JANUARY, 2001         FEBRUARY, 2001            MARCH, 2001              TOTAL
----------------------------------------------------------------------------------------------------------------------------------
1.      GROSS  REVENUES                           $14,012,208            $11,920,669            $12,932,284           $38,865,161
----------------------------------------------------------------------------------------------------------------------------------
2.      LESS:  RETURNS & DISCOUNTS                $         0            $         0            $         0           $         0
----------------------------------------------------------------------------------------------------------------------------------
3.      NET  REVENUE                              $14,012,208            $11,920,669            $12,932,284           $38,865,161
----------------------------------------------------------------------------------------------------------------------------------
COST  OF  GOODS  SOLD
----------------------------------------------------------------------------------------------------------------------------------
4.      MATERIAL                                  $         0            $         0            $         0           $         0
----------------------------------------------------------------------------------------------------------------------------------
5.      DIRECT  LABOR                             $         0            $         0            $         0           $         0
----------------------------------------------------------------------------------------------------------------------------------
6.      DIRECT  OVERHEAD                          $         0            $         0            $         0           $         0
----------------------------------------------------------------------------------------------------------------------------------
7.      TOTAL  COST  OF  GOODS  SOLD              $         0            $         0            $         0           $         0
----------------------------------------------------------------------------------------------------------------------------------
8.      GROSS  PROFIT                             $14,012,208            $11,920,669            $12,932,284           $38,865,161
----------------------------------------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
9.      OFFICER / INSIDER  COMPENSATION           $    26,667            $    26,667            $    26,667           $    80,001
----------------------------------------------------------------------------------------------------------------------------------
10.     SELLING  &  MARKETING                     $     5,356            $    19,243            $     3,408           $    28,007
----------------------------------------------------------------------------------------------------------------------------------
11.     GENERAL & ADMINISTRATIVE                  $ 1,863,762            $ 1,357,252            $ 1,732,902           $ 4,953,916
----------------------------------------------------------------------------------------------------------------------------------
12.     RENT  &  LEASE                            $   284,483            $   295,771            $   283,751           $   864,005
----------------------------------------------------------------------------------------------------------------------------------
13.     OTHER (ATTACH LIST)                       $13,268,337            $13,275,963            $13,261,118           $39,805,418
----------------------------------------------------------------------------------------------------------------------------------
14.     TOTAL  OPERATING  EXPENSES                $15,448,605            $14,974,896            $15,307,846           $45,731,347
----------------------------------------------------------------------------------------------------------------------------------
15.     INCOME  BEFORE  NON-OPERATING
        INCOME & EXPENSE                          $(1,436,397)           $(3,054,227)           $(2,375,562)          $(6,866,186)
----------------------------------------------------------------------------------------------------------------------------------
OTHER  INCOME  &  EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
16.     NON-OPERATING INCOME (ATT.  LIST)         $         0            $         0            $         0           $         0
----------------------------------------------------------------------------------------------------------------------------------
17.     NON-OPERATING EXPENSE (ATT.  LIST)        $         0            $         0            $         0           $         0
----------------------------------------------------------------------------------------------------------------------------------
18.     INTEREST  EXPENSE                         $   194,856            $   163,747            $   427,821           $   786,424
----------------------------------------------------------------------------------------------------------------------------------
19.     DEPRECIATION / DEPLETION                  $    50,786            $    51,138            $    51,138           $   153,062
----------------------------------------------------------------------------------------------------------------------------------
20.     AMORTIZATION                              $         0            $         0            $         0           $         0
----------------------------------------------------------------------------------------------------------------------------------
21.     OTHER (ATTACH LIST)                       $         0            $         0            $         0           $         0
----------------------------------------------------------------------------------------------------------------------------------
22.     NET  OTHER INCOME & EXPENSES              $   245,642            $   214,885            $   478,959           $   939,486
----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
23.     PROFESSIONAL  FEES                        $         0            $         0            $         0           $         0
----------------------------------------------------------------------------------------------------------------------------------
24.     U.S.  TRUSTEE  FEES                       $         0            $         0            $       250           $       250
----------------------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                       $         0            $         0            $         0           $         0
----------------------------------------------------------------------------------------------------------------------------------
26.     TOTAL  REORGANIZATION  EXPENSES           $         0            $         0            $       250           $       250
----------------------------------------------------------------------------------------------------------------------------------
27.     INCOME  TAX                               $  (672,819)           $(1,307,644)           $(1,141,909)          $(3,122,372)
----------------------------------------------------------------------------------------------------------------------------------
28.     NET  PROFIT  (LOSS)                       $(1,009,220)           $(1,961,468)           $(1,712,862)          $(4,683,550)
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================

------------------------------------------------------------------------------
                                                    Monthly Operating Report
------------------------------------------------
CASE  NAME: KITTY HAWK CARGO, INC                       ACCRUAL BASIS-3
------------------------------------------------

------------------------------------------------
CASE  NUMBER: 400-42145-BJH-11                        02/13/95, RWD, 2/96
------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CASH  RECEIPTS  AND                                        MONTH              MONTH                   MONTH              QUARTER
                                                      ----------------------------------------------------------
DISBURSEMENTS                                          JANUARY, 2001     FEBRUARY, 2001             MARCH, 2001           TOTAL
------------------------------------------------------------------------------------------------------------------------------------
1.     CASH - BEGINNING  OF  MONTH                            $6,500             $9,035                 $10,705              $6,500
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
2.     CASH  SALES                                                $0                 $0                      $0                  $0
------------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
------------------------------------------------------------------------------------------------------------------------------------
3.     PREPETITION                                                $0                 $0                      $0                  $0
------------------------------------------------------------------------------------------------------------------------------------
4.     POSTPETITION                                      $11,033,780        $11,481,967             $10,864,697         $33,380,444
------------------------------------------------------------------------------------------------------------------------------------
5.     TOTAL  OPERATING  RECEIPTS                        $11,033,780        $11,481,967             $10,864,697         $33,380,444
------------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
------------------------------------------------------------------------------------------------------------------------------------
6.     LOANS  &  ADVANCES  (ATTACH  LIST)                         $0                 $0                      $0                  $0
------------------------------------------------------------------------------------------------------------------------------------
7.     SALE  OF  ASSETS                                           $0                 $0                      $0                  $0
------------------------------------------------------------------------------------------------------------------------------------
8.     OTHER  (ATTACH  LIST)                            ($11,031,245)      ($11,480,297)           ($10,871,940)       ($33,383,482)
------------------------------------------------------------------------------------------------------------------------------------
9.     TOTAL  NON-OPERATING  RECEIPTS                   ($11,031,245)      ($11,480,297)           ($10,871,940)       ($33,383,482)
------------------------------------------------------------------------------------------------------------------------------------
10.    TOTAL  RECEIPTS                                        $2,535             $1,670                 ($7,243)            ($3,038)
------------------------------------------------------------------------------------------------------------------------------------
11.    TOTAL  CASH  AVAILABLE                                 $9,035            $10,705                  $3,462              $3,462
------------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------------------
12.    NET  PAYROLL                                                                                                              $0
------------------------------------------------------------------------------------------------------------------------------------
13.    PAYROLL TAXES PAID                                                                                                        $0
------------------------------------------------------------------------------------------------------------------------------------
14.    SALES,  USE  &  OTHER  TAXES  PAID                                                                                        $0
------------------------------------------------------------------------------------------------------------------------------------
15.    SECURED / RENTAL / LEASES                                                                                                 $0
------------------------------------------------------------------------------------------------------------------------------------
16.    UTILITIES                                                                                                                 $0
------------------------------------------------------------------------------------------------------------------------------------
17.    INSURANCE                                                                                                                 $0
------------------------------------------------------------------------------------------------------------------------------------
18.    INVENTORY  PURCHASES                                                                                                      $0
------------------------------------------------------------------------------------------------------------------------------------
19.    VEHICLE  EXPENSES                                                                                                         $0
------------------------------------------------------------------------------------------------------------------------------------
20.    TRAVEL                                                                                                                    $0
------------------------------------------------------------------------------------------------------------------------------------
21.    ENTERTAINMENT                                                                                                             $0
------------------------------------------------------------------------------------------------------------------------------------
22.    REPAIRS  &  MAINTENANCE                                                                                                   $0
------------------------------------------------------------------------------------------------------------------------------------
23.    SUPPLIES                                                                                                                  $0
------------------------------------------------------------------------------------------------------------------------------------
24.    ADVERTISING                                                                                                               $0
------------------------------------------------------------------------------------------------------------------------------------
25.    OTHER  (ATTACH  LIST)                                                                                                     $0
------------------------------------------------------------------------------------------------------------------------------------
26.    TOTAL  OPERATING  DISBURSEMENTS                            $0                 $0                      $0                  $0
------------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
27.    PROFESSIONAL  FEES                                                                                                        $0
------------------------------------------------------------------------------------------------------------------------------------
28.    U.S.  TRUSTEE  FEES                                                                                                       $0
------------------------------------------------------------------------------------------------------------------------------------
29.    OTHER  (ATTACH  LIST)                                                                                                     $0
------------------------------------------------------------------------------------------------------------------------------------
30.    TOTAL  REORGANIZATION  EXPENSES                            $0                 $0                      $0                  $0
------------------------------------------------------------------------------------------------------------------------------------
31.    TOTAL  DISBURSEMENTS                                       $0                 $0                      $0                  $0
------------------------------------------------------------------------------------------------------------------------------------
32.    NET  CASH  FLOW                                        $2,535             $1,670                 ($7,243)            ($3,038)
------------------------------------------------------------------------------------------------------------------------------------
33.    CASH - END OF MONTH                                    $9,035            $10,705                  $3,462              $3,462
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
                                              Monthly Operating Report
-------------------------------------
CASE  NAME: KITTY HAWK CARGO, INC                 ACCRUAL BASIS-4
-------------------------------------

-------------------------------------
CASE  NUMBER:  400-42145-BJH-11                  02/13/95, RWD, 2/96
-------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      SCHEDULE                 MONTH             MONTH                   MONTH
                                                                       -------------------------------------------------------------
ACCOUNTS  RECEIVABLE  AGING                            AMOUNT               JANUARY, 2001    FEBRUARY, 2001             MARCH, 2001
------------------------------------------------------------------------------------------------------------------------------------
1.      0-30                                               $21,518,319        $20,470,017       $18,522,482             $18,522,207
------------------------------------------------------------------------------------------------------------------------------------
2.      31-60                                              $14,127,296         $2,096,931        $1,262,022              $1,251,910
------------------------------------------------------------------------------------------------------------------------------------
3.      61-90                                               $2,070,404           $350,638          $594,885                $594,458
------------------------------------------------------------------------------------------------------------------------------------
4.      91+                                                 $3,598,876         $6,799,894        $6,635,268              $6,620,694
------------------------------------------------------------------------------------------------------------------------------------
5.      TOTAL  ACCOUNTS  RECEIVABLE                        $41,314,895        $29,717,480       $27,014,657             $26,989,269
------------------------------------------------------------------------------------------------------------------------------------
6.      AMOUNT CONSIDERED UNCOLLECTIBLE
------------------------------------------------------------------------------------------------------------------------------------
7.      ACCOUNTS  RECEIVABLE  (NET)                        $41,314,895        $29,717,480       $27,014,657             $26,989,269
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES        MONTH: MARCH, 2001
                                                       -----------------
-----------------------------------------------------------------------------------------------------------------------------------
                                             0-30              31-60              61-90               91+
TAXES  PAYABLE                               DAYS              DAYS               DAYS               DAYS              TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
1.      FEDERAL                                    $816,669                                                           $816,669
-----------------------------------------------------------------------------------------------------------------------------------
2.      STATE                                                                                                               $0
-----------------------------------------------------------------------------------------------------------------------------------
3.      LOCAL                                                                                                               $0
-----------------------------------------------------------------------------------------------------------------------------------
4.      OTHER (ATTACH LIST)                                                                                                 $0
-----------------------------------------------------------------------------------------------------------------------------------
5.      TOTAL  TAXES  PAYABLE                      $816,669                $0                 $0                 $0   $816,669
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
6.      ACCOUNTS  PAYABLE                          $776,435            $9,378             $1,686           $192,262   $979,761
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
STATUS  OF  POSTPETITION  TAXES                 MONTH: MARCH, 2001
                                                       --------------
------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING                AMOUNT                                 ENDING
                                                       TAX                WITHHELD AND/          AMOUNT               TAX
FEDERAL                                            LIABILITY*              0R ACCRUED             PAID             LIABILITY
-----------------------------------------------------------------------------------------------------------------------------
1.      WITHHOLDING**                                      $0                                                             $0
-----------------------------------------------------------------------------------------------------------------------------
2.      FICA-EMPLOYEE**                                    $0                                                             $0
-----------------------------------------------------------------------------------------------------------------------------
3.      FICA-EMPLOYER**                                    $0                                                             $0
-----------------------------------------------------------------------------------------------------------------------------
4.      UNEMPLOYMENT                                       $0                                                             $0
-----------------------------------------------------------------------------------------------------------------------------
5.      INCOME                                             $0                                                             $0
-----------------------------------------------------------------------------------------------------------------------------
6.      OTHER (ATTACH LIST)                          $791,336                $816,669            $791,336           $816,669
-----------------------------------------------------------------------------------------------------------------------------
7.      TOTAL  FEDERAL  TAXES                        $791,336                $816,669            $791,336           $816,669
-----------------------------------------------------------------------------------------------------------------------------
STATE  AND  LOCAL
-----------------------------------------------------------------------------------------------------------------------------
8.      WITHHOLDING                                        $0                                                             $0
-----------------------------------------------------------------------------------------------------------------------------
9.      SALES                                              $0                                                             $0
-----------------------------------------------------------------------------------------------------------------------------
10.     EXCISE                                             $0                                                             $0
-----------------------------------------------------------------------------------------------------------------------------
11.     UNEMPLOYMENT                                       $0                                                             $0
-----------------------------------------------------------------------------------------------------------------------------
12.     REAL  PROPERTY                                     $0                                                             $0
-----------------------------------------------------------------------------------------------------------------------------
13.     PERSONAL  PROPERTY                                 $0                                                             $0
-----------------------------------------------------------------------------------------------------------------------------
14.     OTHER (ATTACH LIST)                                $0                                                             $0
-----------------------------------------------------------------------------------------------------------------------------
15.     TOTAL  STATE  &  LOCAL                             $0                      $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------------------
16.     TOTAL  TAXES                                 $791,336                $816,669            $791,336           $816,669
-----------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

-------------------------------------
CASE NAME:  KITTY HAWK CARGO, INC                          ACCRUAL BASIS-5
-------------------------------------

-------------------------------------
CASE NUMBER: 400-42145-BJH-11                            02/13/95, RWD, 2/96
-------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                                               MONTH: MARCH, 2001
                                                                                      ---------------------------------------------
------------------------------------------------------
BANK  RECONCILIATIONS
                                                        Account #1              Account #2              Account #3
------------------------------------------------------------------------------------------------------------------------------------
A.          BANK:                                     Bank One
-----------------------------------------------------------------------------------------------------------------------
B.           ACCOUNT  NUMBER:                           1559691298                                                         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
C.           PURPOSE  (TYPE):                         Operations Account
------------------------------------------------------------------------------------------------------------------------------------
1.      BALANCE  PER  BANK  STATEMENT                           $0                                                              $0
------------------------------------------------------------------------------------------------------------------------------------
2.      ADD:  TOTAL  DEPOSITS  NOT  CREDITED                    $0                                                              $0
------------------------------------------------------------------------------------------------------------------------------------
3.      SUBTRACT:  OUTSTANDING  CHECKS                          $0                                                              $0
------------------------------------------------------------------------------------------------------------------------------------
4.      OTHER  RECONCILING  ITEMS                          ($3,038)                                                        ($3,038)
------------------------------------------------------------------------------------------------------------------------------------
5.      MONTH  END  BALANCE  PER  BOOKS                    ($3,038)                     $0                      $0         ($3,038)
------------------------------------------------------------------------------------------------------------------------------------
6.      NUMBER  OF  LAST  CHECK  WRITTEN
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                                      DATE OF              TYPE OF              PURCHASE                CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                       PURCHASE            INSTRUMENT              PRICE                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
7.      N/A
------------------------------------------------------------------------------------------------------------------------------------
8.
------------------------------------------------------------------------------------------------------------------------------------
9.
------------------------------------------------------------------------------------------------------------------------------------
10.
------------------------------------------------------------------------------------------------------------------------------------
11.     TOTAL INVESTMENTS                                                                            $0                     $0
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------
CASH
------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
12.     CURRENCY ON HAND                                                                                                $6,500
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
13.     TOTAL  CASH  -  END  OF MONTH                                                                                   $3,462
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                   Monthly Operating Report
-------------------------------------
CASE NAME:  KITTY HAWK CARGO, INC                       ACCRUAL BASIS-6
-------------------------------------

-------------------------------------
CASE  NUMBER: 400-42145-BJH-11                        02/13/95, RWD, 2/96
-------------------------------------
                                                      MONTH:  MARCH, 2001

------------------------------------------------------------------------------
PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
------------------------------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------------------------
                             INSIDERS
--------------------------------------------------------------------------------------------------
                                         TYPE OF                AMOUNT            TOTAL PAID
              NAME                       PAYMENT                 PAID               TO DATE
--------------------------------------------------------------------------------------------------
1.   Toby Skaar                         Salary                  $26,667            $178,166
--------------------------------------------------------------------------------------------------
2.
--------------------------------------------------------------------------------------------------
3.
--------------------------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  INSIDERS                                               $26,667            $178,166
--------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                              PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------------------
                                      DATE OF COURT                                                                       TOTAL
                                    ORDER AUTHORIZING           AMOUNT              AMOUNT          TOTAL PAID          INCURRED
                   NAME                  PAYMENT               APPROVED              PAID             TO DATE          & UNPAID *
-----------------------------------------------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE# 00-42141-BJH-11
-----------------------------------------------------------------------------------------------------------------------------------
2.
-----------------------------------------------------------------------------------------------------------------------------------
3.
-----------------------------------------------------------------------------------------------------------------------------------
4.
-----------------------------------------------------------------------------------------------------------------------------------
5.
-----------------------------------------------------------------------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  PROFESSIONALS                                             $0                  $0                   $0                  $0
-----------------------------------------------------------------------------------------------------------------------------------
*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED
-----------------------------------------------------------------------------------------------------------------------
POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND  ADEQUATE
PROTECTION  PAYMENTS
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                               SCHEDULED            AMOUNTS
                                                                MONTHLY              PAID                TOTAL
                                                               PAYMENTS             DURING               UNPAID
                    NAME OF CREDITOR                              DUE                MONTH            POSTPETITION
-----------------------------------------------------------------------------------------------------------------------
1.   National City Bank & Ft Wayne - Allen County                    $183,476            $185,715                   $0
-----------------------------------------------------------------------------------------------------------------------
2.   Ridgely - City of Philadelphia - PHL                             $25,508             $24,377                   $0
-----------------------------------------------------------------------------------------------------------------------
3.   NY/NJ Airport Authority - EWR                                    $27,792             $28,437                   $0
-----------------------------------------------------------------------------------------------------------------------
4.   City of Los Angeles - LAX                                        $39,562             $34,022                   $0
-----------------------------------------------------------------------------------------------------------------------
5.   Airport Group Int'l - ATL                                        $11,550             $11,200                   $0
-----------------------------------------------------------------------------------------------------------------------
6.   TOTAL                                                           $287,889            $283,751                   $0
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report
---------------------------------------
CASE  NAME:  KITTY HAWK CARGO, INC                       ACCRUAL  BASIS-7
---------------------------------------

---------------------------------------
CASE  NUMBER: 400-42145-BJH-11                       02/13/95, RWD, 2/96
---------------------------------------

                                                     MONTH: MARCH, 2001
                                                            --------------------

-------------------
QUESTIONNAIRE

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                YES                NO
---------------------------------------------------------------------------------------------------------------------------------
1.     HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE                                                     X
       THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?
---------------------------------------------------------------------------------------------------------------------------------
2.     HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT                                                       X
       OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?
---------------------------------------------------------------------------------------------------------------------------------
3.     ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR                                                      X
       LOANS) DUE  FROM RELATED PARTIES?
---------------------------------------------------------------------------------------------------------------------------------
4.     HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES                                               X
       THIS REPORTING PERIOD?
---------------------------------------------------------------------------------------------------------------------------------
5.     HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE                                                       X
       DEBTOR FROM ANY PARTY?
---------------------------------------------------------------------------------------------------------------------------------
6.     ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                                          X
---------------------------------------------------------------------------------------------------------------------------------
7.     ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES                                                   X
       PAST  DUE?
---------------------------------------------------------------------------------------------------------------------------------
8.     ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                                     X
---------------------------------------------------------------------------------------------------------------------------------
9.     ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                                              X
---------------------------------------------------------------------------------------------------------------------------------
10.    ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS                                                        X
       DELINQUENT?
---------------------------------------------------------------------------------------------------------------------------------
11.    HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE                                                      X
       REPORTING PERIOD?
---------------------------------------------------------------------------------------------------------------------------------
12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                             X
---------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------
INSURANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                           YES         NO
---------------------------------------------------------------------------------------------------------------------------------
1.     ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                                              X
       NECESSARY INSURANCE COVERAGES IN EFFECT?
---------------------------------------------------------------------------------------------------------------------------------
2.     ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                                          X
---------------------------------------------------------------------------------------------------------------------------------
3.     PLEASE  ITEMIZE  POLICIES  BELOW.
---------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                             INSTALLMENT  PAYMENTS
---------------------------------------------------------------------------------------------------------------------------------
            TYPE  OF                                                                                              PAYMENT AMOUNT
             POLICY                     CARRIER                            PERIOD COVERED                           & FREQUENCY
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
       SEE KITTY HAWK, INC. MOR - CASE # 00-42141-BJH-11
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------
CASE  NAME:  Kitty Hawk Cargo, Inc.          FOOTNOTES SUPPLEMENT
-------------------------------------

-------------------------------------
CASE  NUMBER: 400-42145-BJH-11               ACCRUAL BASIS
-------------------------------------

                                 MONTH:            MARCH, 2001
                                        ----------------------------------------

-------------------------------------------------------------------------------------------------------------------
 ACCRUAL BASIS      LINE
 FORM NUMBER       NUMBER                FOOTNOTE / EXPLANATION
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
     6                      All Professional fees related to the Reorganization
-------------------------------------------------------------------------------------------------------------------
                            of the Company are disbursed out of Kitty Hawk, Inc.
-------------------------------------------------------------------------------------------------------------------
                             (Parent Company). Refer to Case # 400-42141
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
     7                      All insurance plans related to the Company are
-------------------------------------------------------------------------------------------------------------------
                            carried at Kitty Hawk, Inc. (Parent Company). Refer
-------------------------------------------------------------------------------------------------------------------
                             to Case # 400-42141.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
     3               3      The current general ledger system is not able to provide a detail of
-------------------------------------------------------------------------------------------------------------------
                             customer cash receipts segregated by prepetion accounts receivable
-------------------------------------------------------------------------------------------------------------------
                             and post petition accounts receivable. Therefore, cash receipts
-------------------------------------------------------------------------------------------------------------------
                             is provided in total for the month.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
     3               8      All cash received into the Company cash accounts is swept
-------------------------------------------------------------------------------------------------------------------
                             each night to Kitty Hawk, Inc. Master Account (see Case
-------------------------------------------------------------------------------------------------------------------
                             #400-42141).
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
     3               31     All disbursements (either by wire transfer or check), including payroll are
-------------------------------------------------------------------------------------------------------------------
                             disbursed out of the Kitty Hawk, Inc. controlled disbursement
-------------------------------------------------------------------------------------------------------------------
                             account.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
     4               6      All assessment of uncollectible accounts receivable are done
-------------------------------------------------------------------------------------------------------------------
                             at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
-------------------------------------------------------------------------------------------------------------------
                             are recorded at Inc. and pushed down to Inc.'s subsidiaries
-------------------------------------------------------------------------------------------------------------------
                             as deemed necessary.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
     4               7      The A/R aging does not reconcile to the general ledger due to historical
-------------------------------------------------------------------------------------------------------------------
                             system problems.  In addition, A/R aging is for Trade A/R only.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
     4               6      Accounts payable on the aging are in the 60 and 90 day categories due to wire
-------------------------------------------------------------------------------------------------------------------
                             transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P
-------------------------------------------------------------------------------------------------------------------
                             aging and invoices on Kitty Hawk Cargo Aging. Company is working on
-------------------------------------------------------------------------------------------------------------------
                             clearing these items.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
     4               1      Status of Postpetition Taxes - Kitty Hawk Cargo Payroll was transferred to
-------------------------------------------------------------------------------------------------------------------
                             Aircargo's payroll  in January, 2001 (case #00-42142-BJH-11)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
     6            Insiders  Payments to insiders include a portion of the Court approved retention
-------------------------------------------------------------------------------------------------------------------
                             payments in the month of January.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CARGO, INC

CASE NUMBER:  400-42145-BJH-11

Details of Other Items

                                                                                MARCH, 2001
ACCRUAL BASIS-1

8.    OTHER  (ATTACH  LIST)                                                              $ 30,350,215 Reported
                                                                   -----------------------------------
           Net of all I/C Accts Receivable/Payable                                         30,110,001
           Intangibles - Other                                                                154,458
           Deposits                                                                            85,756
                                                                                               ------
                                                                   -----------------------------------
                                                                                           30,350,215 Detail
                                                                   -----------------------------------
                                                                                                    - Difference
                                                                   -----------------------------------


22.   OTHER  (ATTACH  LIST)                                                              $ (4,443,716)Reported
                                                                   -----------------------------------
           Accrued Liabilities                                                              1,858,380
           Accrued Salaries & PR Taxes                                                              -
           Less:  FET Taxes Payable (Line 18)                                                (818,669)
           Post-petition Fed Inc Tax                                                       (5,483,427)
                                                                   -----------------------------------
              *** FET recorded in Taxes Payable                                            (4,443,716)Detail
                                                                   -----------------------------------
                                                                                                    - Difference
                                                                   -----------------------------------


27.   OTHER (ATTACH LIST)                                                                 $ 5,270,345 Reported
                                                                   -----------------------------------
           Pre-petition Fed Inc Tax                                                         4,022,982
           Pre-petition Deposits                                                              479,840
           Pre-petition Taxes Other                                                                 -
           Pre-petition Accrued Liabilities                                                   767,523

                                                                   -----------------------------------
                                                                                            5,270,345 Detail
                                                                   -----------------------------------
                                                                                                    - Difference
                                                                   -----------------------------------


ACCRUAL BASIS-2
13.   OTHER (ATTACH LIST)                                                                 $13,261,118 Reported
                                                                   -----------------------------------
             Aircraft Costs                                                                 2,280,962
             I/C Aircraft Costs (KHA)                                                       5,177,754
             KHC Ground Handling (Operations Payroll)                                         914,095
             Outstation Ground Handling                                                     1,308,489
             Trucking Costs                                                                   386,307
             Fuel                                                                           3,071,290
             Contract Labor                                                                       907
             Other                                                                            121,314

                                                                   -----------------------------------
                                                                                           13,261,118 Detail
                                                                   -----------------------------------
                                                                                                    - Difference

ACCRUAL BASIS-3

8.    OTHER  (ATTACH  LIST)                                                               (10,871,940)Reported
                                                                   -----------------------------------
           Transfer to Inc - all money sweeps                                             (10,871,940)Detail
                                                                   -----------------------------------
              to KH Inc. Case #400-42141                                                            - Difference
                                                                   -----------------------------------


ACCRUAL BASIS-4

6.    OTHER  (ATTACH  LIST)                                                                 1,608,005 Reported
                                                                   -----------------------------------
           FET (720) 2/01-15/01 Pd 3/12                                                    407,948.67
           FET (720) 2/15-28/01 Pd 3/27                                                    306,021.22
           FET (720) Refund - Reconciling Item                                              77,366.50
           FET (720) 3/01-31/01                                                            816,669.00
                                                                                           ----------

                                                                   -----------------------------------
                                                                                            1,608,005 Detail
                                                                   -----------------------------------
                                                                                                   (0)Difference
                                                                   -----------------------------------